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                                 FIRST AMENDMENT
                                       TO
                        ASSET PURCHASE AND SALE AGREEMENT

        This First Amendment ("Amendment") is made as of December 31, 1997, and is by and among NORTHLAND CABLE TELEVISION, INC., a Washington corporation, ("NCTV") NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("NCP-Six"), INTERMEDIA PARTNERS OF CAROLINA, L.P., a California limited partnership, and ROBIN CABLE SYSTEMS, L.P., a California limited partnership (collectively, "Sellers").

                                    RECITALS

        A. NCTV and Sellers entered into that certain Asset Purchase and Sale Agreement dated as of August 27, 1997 (the "Agreement"), pursuant to which NCTV and its permitted assigns desire to purchase, and Sellers desire to sell and convey, substantially all of the assets of Sellers used or useful in connection with certain cable television systems, all as more particularly described in the Agreement.

        B. Pursuant to Section 12.2 of the Agreement, NCTV assigned to NCP-Six in accordance with that certain Assignment and Assumption of Asset Purchase and Sale Agreement dated as of October 27, 1997 all of its rights pursuant to the Agreement relating to the cable systems serving (i) City of Bennettsville, the City of McColl, the Town of Clio, the Town of Tatum, and nearby unincorporated areas of Marlboro County; (ii) the City of Barnwell, the Town of Blackville, the Town of Elko, the Town of Williston, the Town of Snelling and nearby unincorporated areas of Barnwell County; (iii) the City of Bamberg, the City of Denmark, and nearby unincorporated areas of Bamberg County; and (iv) the Town of Allendale, the Town of Fairfax, and nearby unincorporated areas of Allendale County (collectively, the "Bennettsville/Barnwell/Bamberg/ Allendale Area Systems"), all in the State of South Carolina.

                                    AGREEMENT

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.      DEFINITIONS

        For the purposes of this Amendment, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, unless the context clearly requires otherwise.

SECTION 2.      NCP-SIX ASSIGNMENT AND ASSUMPTION

        Sellers hereby acknowledge the assignment by NCTV to NCP-Six of all of its rights and obligations pursuant to the Agreement relating to the Bennettsville/Barnwell/Bamberg/Allendale



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Area Systems. NCP-Six hereby acknowledges the assumption of its obligations as
Buyer under the Agreement relating to the Bennettsville/Barnwell/Bamberg/Allendale Area Systems. A copy of the Assignment and Assumption of Asset Purchase and Sale Agreement, dated as of October 27, 1997, is attached hereto as Exhibit N.

SECTION 3.      CLOSING DATE AND ADJUSTMENT TIME

        Notwithstanding the second sentence of Section 2.6 of the Agreement, NCTV, NCP-Six and Sellers hereby agree the Closing Date shall be January 2, 1998 and that Closing shall take place no earlier than noon Seattle time on such day. Notwithstanding the first sentence of Section 2.3(d) of the Agreement, NCTV, NCP-Six and Sellers hereby agree the Adjustment Time shall be 12:01 am on January 1, 1998.

SECTION 4.      POLE ATTACHMENT VIOLATIONS

        Sellers hereby acknowledge that South Carolina Gas & Electric Company has given its consent to the assignment to NCTV and NCP-Six of those certain pole attachment agreements, provided that certain existing pole attachment violations be corrected within five years of Closing. Sellers acknowledge and agree that by proceeding to Closing, neither NCTV nor NCP-Six has waived or relinquished any right to claim that Sellers have breached their representations in Section 3.6(b) or any other section of the Agreement or to make a claim for Indemnifiable Damages under Section 10.1(a) of the Agreement.

SECTION 5.      SALUDA ENVIRONMENTAL MATTERS

        Sellers hereby acknowledge receipt of that certain Phase II Environmental Site Assessment dated December 23, 1997 by Consultech Engineering, Inc. covering the headend and office site real property located in Saluda, South Carolina, a copy of which is attached hereto as Exhibit O. Sellers acknowledge and agree that by proceeding to Closing, neither NCTV nor NCP-Six has waived or relinquished any right to claim that Sellers have breached their representations in Section 3.14(a) or any other section of the Agreement or to make a claim for Indemnifiable Damages under Section 10.1(a) of the Agreement.

SECTION 6.      AMENDMENT TO SCHEDULES

        Pursuant to Section 12.6 of the Agreement, the following Schedules (each dated December 30, 1997 for reference purposes) attached to this Amendment hereby amend and replace the Schedules originally attached to the Agreement:

                Schedule 1.5 - Assumed Contracts
                Schedule 3.12 - Contracts and Instruments
                Schedule 3.18 - Litigation




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SECTION 7.      REAL ESTATE LIENS

        Pursuant to Section 3.8 of the Agreement, Sellers are obligated to deliver title to the Real Property free and clear of all Liens, except for the Permitted Liens. Sellers acknowledge receipt of those certain Title Insurance Commitments from First American Title Insurance Company, in which certain non-material exceptions to title are identified with respect to certain properties to be purchased by NCTV and NCP-Six. Sellers, NCTV and NCP-Six hereby agree to use their commercially reasonable efforts to remove such non-material title exceptions within 30 days after the Closing Date.

SECTION 8.      BAMBERG TOWER

        Sellers acknowledge the tower located at the Bamberg headend site is not in compliance with certain FCC rules and regulations. Sellers have agreed to reduce the Purchase Price by the amount of $10,000 to compensate NCP-Six for the cost of bringing such tower into compliance.

SECTION 9.      PROGRAMMING AGREEMENT

        Pursuant to Section 6.6 of the Agreement, NCTV and NCP-Six hereby agree to pay Sellers $40,622 at Closing to terminate Sellers' programming agreement for the TV Land programming, such that Buyers shall have no obligation with respect to continued carriage of the TV Land programming.

SECTION 10.     MICROWAVE EQUIPMENT

        Sellers hereby agree to reduce the Purchase Price by the amount of $10,000 to reflect the value of the microwave equipment identified on SCHEDULE 10 to this Amendment, which equipment will be retained by Sellers and not conveyed to NCTV or NCP-Six at Closing.

SECTION 11.     FULL FORCE AND EFFECT

        Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect, enforceable in accordance with its terms.


NCTV:                 NORTHLAND CABLE TELEVISION, INC.

                      By:  _______________________________
                           James A. Penney, Vice President




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NCP-SIX:              NORTHLAND CABLE PROPERTIES SIX
                      LIMITED PARTNERSHIP
                      By Northland Communications Corporation,
                         Managing General Partner

                         By:  _______________________________
                              James A. Penney, Vice President


SELLER:               INTERMEDIA PARTNERS OF CAROLINA, L.P.
                      By: InterMedia Partners, a California limited partnership
                          Its General Partner

                      By: InterMedia Capital Management I, LLC,
                          Its General Partner

                      By: InterMedia Management, Inc.,
                          Its Managing Member

                          By:  ______________________________
                               Rodney M. Royse, Vice President


SELLER:         ROBIN CABLE SYSTEMS, L.P.
                      By MITGO CORP., Its general partner

                         By:  _______________________________
                                 Rodney M. Royse
                                 Attorney-In-Fact




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